Exhibit 99.2

Chief Executive Officer Certification (Section 906)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C.,SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned President and Chief Executive and Financial Officer of Sailtech International, Inc., (the "Company") as of December 31, 2002, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of the Company for the period ended December 31, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Dated June 11, 2003 attesting in my officer capacity as of December 31, 2002.


                                                /s/ Barry Girling
                                               ---------------------------------
                                               Barry Girling
                                               Chief Executive/Financial Officer
                                               As of December 31, 2002